(a)(54)

AMENDMENT NO. 46

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF ING MUTUAL FUNDS

                THIS AMENDMENT NO. 46 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of January 10, 2013, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).

                WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

                WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create one additional series of Interests of the Trust, and divide the shares of beneficial interest of the series into five separate classes to be known as follows:

Series	Classes
ING Global Perspectives Fund	ING Global Perspectives Fund – Class A
ING Global Perspectives Fund	ING Global Perspectives Fund – Class C
ING Global Perspectives Fund	ING Global Perspectives Fund – Class I
ING Global Perspectives Fund	ING Global Perspectives Fund – Class R
ING Global Perspectives Fund	ING Global Perspectives Fund – Class W

                NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

                The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof.  The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund – Class A
ING Asia-Pacific Real Estate Fund – Class B
ING Asia-Pacific Real Estate Fund – Class C
ING Asia-Pacific Real Estate Fund – Class I

ING Diversified Emerging Markets Debt Fund	ING Diversified Emerging Markets Debt Fund – Class A
ING Diversified Emerging Markets Debt Fund – Class C
ING Diversified Emerging Markets Debt Fund – Class I
ING Diversified Emerging Markets Debt Fund – Class W

Series	Classes
ING Diversified International Fund	ING Diversified International Fund – Class A
ING Diversified International Fund – Class B
ING Diversified International Fund – Class C
ING Diversified International Fund – Class I
ING Diversified International Fund – Class O
ING Diversified International Fund – Class R
ING Diversified International Fund – Class W

ING Emerging Markets Equity Dividend Fund	ING Emerging Markets Equity Dividend Fund – Class A
ING Emerging Markets Equity Dividend Fund – Class B
ING Emerging Markets Equity Dividend Fund – Class C
ING Emerging Markets Equity Dividend Fund – Class I
ING Emerging Markets Equity Dividend Fund – Class O
ING Emerging Markets Equity Dividend Fund – Class R
ING Emerging Markets Equity Dividend Fund – Class W

ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund – Class A
ING Emerging Markets Equity Fund – Class B
ING Emerging Markets Equity Fund – Class C
ING Emerging Markets Equity Fund – Class I
ING Emerging Markets Equity Fund – Class R
ING Emerging Markets Equity Fund – Class W

ING European Real Estate Fund	ING European Real Estate Fund – Class A
ING European Real Estate Fund – Class B
ING European Real Estate Fund – Class C
ING European Real Estate Fund – Class I

ING Global Bond Fund	ING Global Bond Fund – Class A
ING Global Bond Fund – Class B
ING Global Bond Fund – Class C
ING Global Bond Fund – Class I
ING Global Bond Fund – Class O ING Global Bond Fund – Class P
ING Global Bond Fund – Class R
ING Global Bond Fund – Class R6
ING Global Bond Fund – Class W

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund – Class A
ING Global Equity Dividend Fund – Class B
ING Global Equity Dividend Fund – Class C
ING Global Equity Dividend Fund – Class I
ING Global Equity Dividend Fund – Class O
ING Global Equity Dividend Fund – Class R
ING Global Equity Dividend Fund – Class W

Series	Classes
ING Global Natural Resources Fund	ING Global Natural Resources Fund – Class A
ING Global Natural Resources Fund – Class B
ING Global Natural Resources Fund – Class C
ING Global Natural Resources Fund – Class I
ING Global Natural Resources Fund – Class R
ING Global Natural Resources Fund – Class W

ING Global Opportunities Fund	ING Global Opportunities Fund – Class A
ING Global Opportunities Fund – Class B
ING Global Opportunities Fund – Class C
ING Global Opportunities Fund – Class I
ING Global Opportunities Fund – Class R
ING Global Opportunities Fund – Class W

ING Global Perspectives Fund	ING Global Perspectives Fund – Class A
ING Global Perspectives Fund – Class C
ING Global Perspectives Fund – Class I
ING Global Perspectives Fund – Class R
ING Global Perspectives Fund – Class W

ING Global Real Estate Fund	ING Global Real Estate Fund – Class A
ING Global Real Estate Fund – Class B
ING Global Real Estate Fund – Class C
ING Global Real Estate Fund – Class I
ING Global Real Estate Fund – Class O
ING Global Real Estate Fund – Class R
ING Global Real Estate Fund – Class R6
ING Global Real Estate Fund – Class W

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund – Class A
ING Index Plus International Equity Fund – Class B
ING Index Plus International Equity Fund – Class C
ING Index Plus International Equity Fund – Class I
ING Index Plus International Equity Fund – Class O
ING Index Plus International Equity Fund – Class R
ING Index Plus International Equity Fund – Class W

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund – Class A
ING International Capital Appreciation Fund – Class B
ING International Capital Appreciation Fund – Class C
ING International Capital Appreciation Fund – Class I
ING International Capital Appreciation Fund – Class R
ING International Capital Appreciation Fund – Class W

ING International Core Fund	ING International Core Fund – Class I

Series	Classes
ING International Core Fund – Class W

ING International Equity Dividend Fund	ING International Equity Dividend Fund – Class A
ING International Equity Dividend Fund – Class B
ING International Equity Dividend Fund – Class C
ING International Equity Dividend Fund – Class I
ING International Equity Dividend Fund – Class W

ING International Growth Fund	ING International Growth Fund – Class I

ING International Real Estate Fund	ING International Real Estate Fund – Class A
ING International Real Estate Fund – Class B
ING International Real Estate Fund – Class C
ING International Real Estate Fund – Class I
ING International Real Estate Fund – Class R
ING International Real Estate Fund – Class W

ING International Small Cap Fund	ING International Small Cap Fund – Class A
ING International Small Cap Fund – Class B
ING International Small Cap Fund – Class C
ING International Small Cap Fund – Class I
ING International Small Cap Fund – Class O
ING International Small Cap Fund – Class R
ING International Small Cap Fund – Class W

ING International Value Choice Fund	ING International Value Choice Fund – Class A
ING International Value Choice Fund – Class B
ING International Value Choice Fund – Class C
ING International Value Choice Fund – Class I
ING International Value Choice Fund – Class R
ING International Value Choice Fund – Class W

ING International Value Equity Fund	ING International Value Equity Fund – Class A
ING International Value Equity Fund – Class B
ING International Value Equity Fund – Class C
ING International Value Equity Fund – Class I
ING International Value Equity Fund – Class R
ING International Value Equity Fund – Class W

ING Russia Fund	ING Russia Fund – Class A
ING Russia Fund – Class B
ING Russia Fund – Class C
ING Russia Fund – Class I
ING Russia Fund – Class R
ING Russia Fund – Class W

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/: Colleen D. Baldwin	/s/: J. Michael Earley
Colleen D. Baldwin, as Trustee	J. Michael Earley, as Trustee

/s/: John V. Boyer	/s/: Patrick W. Kenny
John V. Boyer, as Trustee	Patrick W. Kenny, as Trustee

/s/: Patricia W. Chadwick	/s/: Shaun P. Mathews
Patricia W. Chadwick, as Trustee	Shaun P. Mathews, as Trustee

/s/: Robert W. Crispin	/s/: Sheryl K. Pressler
Robert W. Crispin, as Trustee	Sheryl K. Pressler, as Trustee

/s/: Peter S. Drotch	/s/: Roger B. Vincent
Peter S. Drotch, as Trustee	Roger B. Vincent, as Trustee